                                                                  Exhibit 23.2.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 27, 1995, included in CYTOGEN Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.

                                              ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
March 21, 1995